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                         Prudential Municipal Bond Fund
                             (Intermediate Series)

                        Supplement Dated August 27, 1998
                        to Prospectus Dated July 1, 1998

    The Trustees of Prudential Municipal Bond Fund (the Fund) have recently approved a proposal to exchange the assets and liabilities of the Intermediate Series (the Series) of the Fund for shares of Prudential National Municipals Fund, Inc. (National Municipals Fund). Class A and Class Z shares of the Series would be exchanged at relative net asset value for Class A shares of National Municipals Fund and Class B and Class C shares of the Series would be exchanged at relative net asset value for Class B and C shares, respectively, of National Municipals Fund.

    The transfer has been approved by the Trustees of the Fund and by the Board of Directors of National Municipals Fund and is subject to approval by the shareholders of the Series. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Series' shareholders in late October 1998.

    Under the terms of the proposal, shareholders of the Series would become shareholders of National Municipals Fund. No sales charge would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel that the transaction would be a tax-free reorganization under the Internal Revenue Code and therefore no gain or loss for Federal income tax purposes would be recognized by shareholders of the Fund.

    Effective immediately, the Fund will no longer accept orders to purchase or exchange into shares of the Series, except for purchases by certain Retirement and Employee Plans (excluding IRA accounts). Existing shareholders may continue to acquire shares through dividend reinvestment. The current exchange privilege of obtaining shares of other Prudential Mutual Funds and the current redemption privilege will remain in effect until the transaction is consummated.

    National Municipals Funds' investment objective is to seek a high level of current income exempt from federal income taxes.
MF 133A-1